UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 April 28, 2006


                                  ULTICOM, INC.
             (Exact name of registrant as specified in its charter)


         NEW JERSEY                    0-30121               22-2050748
 (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)            File Number)        Identification No.)


                                1020 Briggs Road,
                            Mount Laurel, New Jersey
                                      08054
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (856) 787-2700


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

(b) On April 28, 2006, Messrs. Kobi Alexander and David Kreinberg resigned as directors of Ulticom, Inc. (the "Company"), effective immediately. Mr. Alexander had served as Chairman of the Board of Directors and both he and Mr. Kreinberg had served as members of the Executive Committee and Compensation Committee of the Board of Directors of the Company. The resignations of Messrs. Alexander and Kreinberg were not the result of any disagreement with the Company. Comverse Technology, Inc., the Company's majority shareholder ("Comverse"), has announced that Messrs. Alexander and Kreinberg resigned on April 28, 2006, effective immediately, as, respectively, Chief Executive Officer and Chief Financial Officer of Comverse. Mr. Alexander also resigned as Chairman of the Board of Directors and as a director of Comverse. Comverse also announced that Mr. Ron Hiram, an independent director of the Company and of Comverse, was elected by Comverse's Board of Directors as its non-executive Chairman of the Board. Mr. Hiram will continue as a director of the Company. The Company did not enter into any agreement with either Mr. Alexander or Mr. Kreinberg in connection with their resignations.

The Company issued a press release with regard to the resignations on May 1, 2006, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits:

          Exhibit No.                     Description
          -----------                     -----------

             99.1           Press Release of Ulticom, Inc. dated May 1, 2006


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ULTICOM, INC.


Date:  May 1, 2006                           By:     /s/ Mark Kissman
                                                    ----------------------------
                                             Name:  Mark Kissman
                                             Title: Chief Financial Officer





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
                                  EXHIBIT INDEX


 Exhibit No.                           Description
 -----------                           -----------

    99.1               Press Release of Ulticom, Inc. dated May 1, 2006




















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